                                                                    Exhibit 99.2

                              HAVEN BANCORP, INC.

                                REVOCABLE PROXY

                        SPECIAL MEETING OF STOCKHOLDERS
                               NOVEMBER 20, 2000
                                  10:00 A.M.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Mark A. Ricca and Patricia M. Shaubeck, or either of them, with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of Haven Bancorp, Inc. which the undersigned is entitled to vote only at the Special Meeting of Stockholders, to be held on November 20, 2000, at 10:00 a.m., at the the Long Island Marriott Hotel & Conference Center, 101 James Doolittle Boulevard, Uniondale, New York, and at any adjournment or postponement thereof. The undersigned hereby revokes all prior proxies.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Special Meeting, this proxy will be voted by those named in this proxy in such manner as shall be determined by a majority of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

__ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __

                             FOLD AND DETACH HERE

                                                        Please mark your
                                                        vote as  [x]
                                                        indicated in
                                                        this example

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                             THE LISTED PROPOSAL.

1. To approve and adopt the Agreement and Plan of Merger, dated as of June 27, 2000, by and between Queens County Bancorp, Inc. and Haven Bancorp, Inc., as more fully described in the accompanying Joint Proxy Statement/Prospectus.

    For         Against         Abstain
    [ ]         [ ]             [ ]

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In their discretion by those named as proxies in this proxy on such other matters as may properly come before the Special Meeting.

--------------------------------------------------------------------------------

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and a Joint Proxy Statement/Prospectus dated October 13, 2000.

Please sign exactly as name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder may sign, but only one signature is required.

Date: -------------------, 2000

                                        ---------------------------------------
                                        Signature


                                        ---------------------------------------
                                        Signature, if held jointly


           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                               October 16, 2000


Dear Participant:

       As of ___________, 2000, the trust ("DRP Trust") established for the Columbia Federal Savings Bank (now known as CFS Bank, the "Bank") Recognition and Retention Plan for Outside Directors ("DRP") held ________ shares of common stock of Haven Bancorp, Inc. (the "Company"), the parent holding company for the Bank. As a participant in the DRP, you may direct the voting of the shares of the Company's common stock held by the DRP Trust that have been granted to you under the DRP.

       Chase Manhattan Bank has been appointed as an unrelated corporate trustee for the DRP Trust (the "DRP Trustee"). We, the Board of Directors, are forwarding to you the attached Vote Authorization Form, provided for the purpose of conveying your voting instructions to the DRP Trustee. The DRP Trustee will vote those shares of the Company's common stock held in the DRP Trust that have been granted to participants in accordance with instructions received from the participants. If the DRP Trustee does not receive voting instructions with respect to shares that have been granted to participants, the DRP Trustee will vote such shares in the same proportion as it votes the shares for which it has received voting instructions.

       At this time to direct the voting of shares granted to you under the DRP, you must complete and sign the enclosed Vote Authorization Form and return it in the accompanying envelope to ChaseMellon Shareholder Services, LLC ("ChaseMellon"). Your vote will not be revealed, directly or indirectly, to any director, officer or other employee of the Company or the Bank. Your shares will be tallied by ChaseMellon on a confidential basis. ChaseMellon will then provide the tabulated results to the DRP Trustee. The DRP Trustee will then vote the shares in the DRP Trust based on the voting instructions it has received from participants, as described above.



                                 Sincerely,



                                 The Board of Directors

                              HAVEN BANCORP, INC.

                        SPECIAL MEETING OF STOCKHOLDERS
                               NOVEMBER 20, 2000

                            VOTE AUTHORIZATION FORM

I, having signed this form, hereby instruct the Columbia Federal Savings Bank Recognition and Retention Plan for Outside Directors ("DRP") Trustee to vote all shares of common stock of Haven Bancorp, Inc. granted to me under the DRP as set forth below at the Special Meeting of Stockholders to be held on November 20, 2000, and at any adjournment or postponement thereof.

                                 Please  mark your
                                 votes as             /X/
                                 indicated in
                                 this example

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                              THE LISTED PROPOSAL

1. To approve and adopt the Agreement and Plan of Merger, dated as of June 27, 2000, by and between Queens County Bancorp, Inc. and Haven Bancorp, Inc., as more fully described in the accompanying Joint Proxy Statement/Prospectus.

                For             Against    Abstain
                [  ]            [  ]       [  ]

I acknowledge that I have received from the Company prior to the execution of this vote authorization form, a Notice of Special Meeting of Stockholders, a Joint Proxy Statement/Prospectus dated October 13, 2000, the Annual Report to Stockholders and a letter dated October 13, 2000 from the Board of Directors.

I understand that my voting instructions are solicited by the Board of Directors on behalf of the DRP Trustee for the Special Stockholders Meeting to be held on November 20, 2000, and at any adjournment or postponement thereof. The DRP Trustee is hereby authorized to vote the shares granted to me, in its trust capacity, as indicated above.


                                         ----------------------------------
                                         Signature
------------------------
Date

Please sign, date and return this form in the enclosed business reply envelope.

                               October 16, 2000


Dear Participant:

          The CFS Bank (the "Bank") 401(k) Plan (the "401(k) Plan") includes an investment fund, known as the Employer Stock Fund, consisting primarily of common stock of the Bank's parent holding company, Haven Bancorp, Inc. (the "Company"). As a participant in the 401(k) Plan with an interest in the Employer Stock Fund, you may direct the voting of the proportion of the shares of the Company's common stock held by the 401(k) Plan Trust that are allocable to your account.

          Merrill Lynch Trust Company has been appointed as the corporate trustee for the Employer Stock Fund of the 401(k) Plan (the "401(k) Plan Trustee"). The 401(k) Plan Trustee will vote those shares of the Company's common stock held in the 401(k) Plan Trust in accordance with instructions of the participants. We, the Board of Directors, are forwarding to you the attached Joint Proxy Statement/Prospectus, and the Vote Authorization Form, provided for the purpose of conveying your voting instructions to the 401(k) Plan Trustee.

          At this time to direct the voting of the proportion of the shares allocable to your account under the 401(k) Plan, you must complete and sign the enclosed Vote Authorization Form and return it to ChaseMellon Shareholder Services, LLC ("ChaseMellon") in the accompanying envelope. Your vote will not be revealed, directly or indirectly, to any director, officer or other employee of the Company or the Bank. Your vote will be tallied by ChaseMellon on a confidential basis and then the 401(k) Plan Trustee will vote the shares of the 401(k) Plan Trust based on the voting instructions it has received from participants, as described above.

                                    Sincerely,



                                    The Board of Directors

                              HAVEN BANCORP, INC.

                        SPECIAL MEETING OF STOCKHOLDERS
                               NOVEMBER 20, 2000

                            VOTE AUTHORIZATION FORM

I, having signed this form, hereby instruct the CFS Bank 401(k) Plan ("401(k)") Trustee to vote my proportionate interest in the shares of common stock of Haven Bancorp, Inc. held by the Employer Stock Fund of the 401(k) Plan as set forth below at the Special Meeting of Stockholders to be held on November 20, 2000, and at any adjournment or postponement thereof.

                                    Please  mark your
                                    votes as             /X/
                                    indicated in
                                    this example

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                              THE LISTED PROPOSAL

1. To approve and adopt the Agreement and Plan of Merger, dated as of June 27, 2000, by and between Queens County Bancorp, Inc. and Haven Bancorp, Inc., as more fully described in the accompanying Joint Proxy Statement/Prospectus.

                   For      Against    Abstain
                   [  ]      [  ]      [  ]

I acknowledge that I have received from the Company prior to the execution of this vote authorization form, a Notice of Special Meeting of Stockholders, a Joint Proxy Statement/Prospectus dated October 13, 2000, the Annual Report to Stockholders and a letter dated October 13, 2000 from the Board of Directors.

I understand that my voting instructions are solicited by the Board of Directors on behalf of the 401(k) Trustee for the Special Stockholders Meeting to be held on November 20, 2000, and at any adjournment or postponement thereof. The
401(k) Trustee is hereby authorized to vote the shares allocable to my interest in the 401(k) Plan, in its trust capacity, as indicated above.



                                         ----------------------------------
                                         Signature
------------------------
Date

Please sign, date and return this form in the enclosed business reply envelope.

                               October 16, 2000


Dear Participant:

          As of _________, 2000, the trust ("ESOP Trust") established for the Columbia Federal Savings Bank (now known as CFS Bank, the "Bank") Employee Stock Ownership Plan ("ESOP") held ____________ shares of common stock of Haven Bancorp, Inc. (the "Company"), the parent holding company for the Bank, for the benefit of participants in the ESOP. As of the Record Date, October 11, 2000, _____________ shares of Common Stock in the ESOP had been allocated to participating employees. As a participant in the ESOP, you may direct the voting of the shares of the Company's common stock held by the ESOP Trust allocated to your account.

          Chase Manhattan Bank has been appointed as the corporate trustee for the ESOP Trust (the "ESOP Trustee"). We, the Board of Directors, are forwarding to you the attached Vote Authorization Form, provided for the purpose of conveying your voting instructions to the ESOP Trustee. The ESOP Trustee will vote those shares of the Company's common stock held in the ESOP Trust allocated to participants in accordance with instructions of the participants.

          All unallocated shares held in the ESOP Trust, and allocated shares with respect to which no written instructions are received, will be voted by the Trustee in the same proportion as those allocated shares for which voting instructions are received, so long as such vote is in accordance with the provisions of the Employment Retirement Income Security Act of 1974, as amended.

          At this time to direct the voting of shares allocated to your account under the ESOP, you must complete and sign the enclosed Vote Authorization Form and return it in the accompanying envelope to ChaseMellon Shareholder Services, LLC ("ChaseMellon"). Your vote will not be revealed, directly or indirectly, to any director, officer or other employee of the Company or the Bank. Your shares will be tallied by ChaseMellon and then the ESOP Trustee will vote the shares in the ESOP Trust based on the voting instructions it has received from participants, as described above.



                                    Sincerely,



                                    The Board of Directors


                              HAVEN BANCORP, INC.

                        SPECIAL MEETING OF STOCKHOLDERS
                               NOVEMBER 20, 2000


                            VOTE AUTHORIZATION FORM

I, having signed this form, understand that the ESOP Trustee is the holder of record and custodian of all shares of Haven Bancorp, Inc. (the "Company") common stock allocated to me under the Columbia Federal Savings Bank Employee Stock Ownership Plan and Trust ("ESOP Trust"). Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Special Meeting of Stockholders on November 20, 2000, and at any adjournment or postponement thereof. Accordingly, you are instructed to vote all shares allocated to me and held by the ESOP Trust as set forth below.

                                    Please  mark your
                                    votes as             /X/
                                    indicated in
                                    this example

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                              THE LISTED PROPOSAL

1. To approve and adopt the Agreement and Plan of Merger, dated as of June 27, 2000, by and between Queens County Bancorp, Inc. and Haven Bancorp, Inc., as more fully described in the accompanying Joint Proxy Statement/Prospectus.

                     For      Against    Abstain
                     [  ]      [  ]      [  ]

I acknowledge that I have received from the Company prior to the execution of this vote authorization form, a Notice of Special Meeting of Stockholders, a Joint Proxy Statement/Prospectus dated October 13, 2000, the Annual Report to Stockholders and a letter dated October 13, 2000 from the Board of Directors.

I understand that my voting instructions are solicited by the Board of Directors on behalf of the ESOP Trustee for the Special Stockholders Meeting to be held on November 20, 2000, and at any adjournment or postponement thereof. The ESOP Trustee is hereby authorized to vote the shares allocated to me, in its trust capacity, as indicated above.


                                          ----------------------------------
                                         Signature
------------------------
Date

Please sign, date and return this form in the enclosed business reply envelope.